UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 8, 2010

Oneida Financial Corp.
(Exact name of registrant as specified in its charter)

Federal	000-25101	16-1561678
(State or other jurisdiction	(SEC File Number)	(IRS Employer
of incorporation)		Identification No.)

182 Main Street, Oneida, New York 13421-1676
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (315) 363-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Item 8                      Other Events

Oneida Financial Corp. declared a quarterly cash dividend of $0.12 per share on the Company’s common stock.  The dividend is payable to shareholders of record as of June 22, 2010 and will be paid on July 7, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Oneida Financial Corp.

DATE: June 10, 2010	By:	/s/ Michael R. Kallet
Michael R. Kallet
President and Chief Executive Officer

EXHIBIT INDEX

99.1	News release dated June 8, 2010 announcing a quarterly dividend.